Exhibit 99.2

Financial Supplement

Second Quarter 2012

(Unaudited)

World Headquarters 1370 Timberlake Manor Parkway Chesterfield, Missouri 63017 U.S.A.	Internet address www.rgare.com

Contacts:

Jack B. Lay

Senior Executive Vice President and Chief Financial Officer

Phone: (636) 736-7000

e-mail: jlay@rgare.com

John Hayden

Sr. Vice President

Controller & Investor Relations

Phone: (636) 300-8828

e-mail: jhayden@rgare.com

Current Ratings
	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated

Financial Supplement

2nd Quarter 2012

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Reinsurance Group of America, Incorporated

Financial Highlights (1)

	Three Months Ended or As of					Current Qtr	Year-to-Date
(USD thousands, except inforce & per share data)	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	vs. PY Quarter	June 30, 2012	June 30, 2011	Change
Net premiums	$1,950,661	$1,863,482	$2,034,716	$1,776,165	$1,788,676	$161,985	$3,814,143	$3,524,806	$289,337
Net income	141,111	123,318	138,579	134,602	123,944	17,167	264,429	272,864	(8,435)
Operating income	122,273	112,377	120,772	138,837	119,056	3,217	234,650	225,987	8,663
Operating return on equity (ex AOCI)—annualized	11.2%	10.6%	11.7%	13.8%	12.2%	-1.0%
Operating return on equity (ex AOCI)—trailing 12 months	11.8%	12.0%	12.2%	13.2%	13.0%	-1.2%
Total assets	38,344,323	32,286,082	31,633,973	30,736,591	30,212,717	8,131,606

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,405.8	$1,406.1	$1,348.5	$1,347.9	$1,343.2	$62.6
Canada	365.1	364.5	344.9	329.5	350.3	14.8
Europe & South Africa	525.2	529.7	513.4	515.0	529.7	(4.5)
Asia Pacific	486.2	470.7	457.6	422.8	435.6	50.6

Total Life Reinsurance in Force	$2,782.3	$2,771.0	$2,664.4	$2,615.2	$2,658.8	$123.5

Assumed New Business Production (in billions)
U.S.	$24.2	$84.9	$24.8	$30.1	$24.3	$(0.1)	$109.1	$55.6	$53.5
Canada	12.6	13.1	11.3	14.0	13.4	(0.8)	25.7	25.8	(0.1)
Europe & South Africa	25.5	14.8	24.9	38.7	47.6	(22.1)	40.3	84.7	(44.4)
Asia Pacific	24.5	5.7	74.0	27.9	9.7	14.8	30.2	17.1	13.1

Total New Business Production	$86.8	$118.5	$135.0	$110.7	$95.0	$(8.2)	$205.3	$183.2	$22.1

Per Share and Shares Data
Basic earnings per share
Net income	$1.91	$1.68	$1.89	$1.82	$1.68	$0.23	$3.59	$3.71	$(0.12)
Operating income	$1.66	$1.53	$1.65	$1.88	$1.61	$0.05	$3.19	$3.07	$0.12
Diluted earnings per share
Net income	$1.91	$1.67	$1.88	$1.81	$1.66	$0.25	$3.57	$3.68	$(0.11)
Operating income	$1.65	$1.52	$1.64	$1.87	$1.60	$0.05	$3.17	$3.05	$0.12

Wgt. average common shares outstanding (basic)	73,718	73,575	73,304	73,856	73,971	(253)	73,646	73,593	53
Wgt. average common shares outstanding (diluted)	74,054	74,043	73,812	74,254	74,530	(476)	74,048	74,184	(136)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	5,415	5,426	5,770	5,871	5,062	353	5,415	5,062	353
Common shares outstanding	73,723	73,712	73,368	73,267	74,076	(353)	73,723	74,076	(353)

Book value per share	$84.75	$80.44	$79.31	$73.15	$67.81
Per share effect of accumulated other comprehensive income (AOCI)	$24.41	$21.87	$22.06	$17.68	$14.09
Book value per share, excluding AOCI	$60.34	$58.57	$57.25	$55.47	$53.72

Shareholder dividends paid	$13,268.6	$13,255.3	$13,189.3	$13,336.6	$8,870.7	$4,397.9	$26,523.9	$17,702.8	$8,821.1

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations) (1)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2012	2012	2011	2011	2011	Quarter	2012	2011	Change
Revenues:
Net premiums	$1,950,661	$1,863,482	$2,034,716	$1,776,165	$1,788,676	$161,985	$3,814,143	$3,524,806	$289,337
Investment income, net of related expenses	328,334	340,940	304,511	268,210	337,436	(9,102)	669,274	708,476	(39,202)
Investment related gains (losses), net
OTTI on fixed maturity securities	(1,959)	(7,607)	(11,824)	(11,911)	(5,582)	3,623	(9,566)	(7,138)	(2,428)
OTTI on fixed maturity securities transferred to/from AOCI	162	(7,221)	543	3,089	292	(130)	(7,059)	292	(7,351)
Other investment related gains (losses), net	25,598	58,348	(36,183)	(130,778)	32,678	(7,080)	83,946	157,854	(73,908)

Total investment related gains (losses), net	23,801	43,520	(47,464)	(139,600)	27,388	(3,587)	67,321	151,008	(83,687)
Other revenue	72,957	45,033	56,456	90,132	50,477	22,480	117,990	102,122	15,868

Total revenues	2,375,753	2,292,975	2,348,219	1,994,907	2,203,977	171,776	4,668,728	4,486,412	182,316

Benefits and expenses:
Claims and other policy benefits	1,625,446	1,580,149	1,720,956	1,514,765	1,520,013	105,433	3,205,595	2,989,462	216,133
Interest credited	66,697	88,042	78,884	35,251	96,196	(29,499)	154,739	202,259	(47,520)
Policy acquisition costs and other insurance expenses	335,939	307,634	204,883	164,372	274,519	61,420	643,573	620,766	22,807
Other operating expenses	105,541	110,098	122,000	94,029	97,161	8,380	215,639	203,311	12,328
Interest expense	23,360	23,322	25,226	27,025	25,818	(2,458)	46,682	50,387	(3,705)
Collateral finance facility expense	2,878	2,967	3,019	3,069	3,101	(223)	5,845	6,303	(458)

Total benefits and expenses	2,159,861	2,112,212	2,154,968	1,838,511	2,016,808	143,053	4,272,073	4,072,488	199,585

Income before income taxes	215,892	180,763	193,251	156,396	187,169	28,723	396,655	413,924	(17,269)

Income tax expense	74,781	57,445	54,672	21,794	63,225	11,556	132,226	141,060	(8,834)

Net income	$141,111	$123,318	$138,579	$134,602	$123,944	$17,167	$264,429	$272,864	$(8,435)

Pre-tax Operating Income Reconciliation:
Income before income taxes	215,892	180,763	193,251	156,396	187,169	28,723	396,655	413,924	(17,269)
Investment and derivative losses (gains) — non-operating (2)	(102,184)	94,098	(5,360)	(221,194)	(40,152)	(62,032)	(8,086)	(39,053)	30,967
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	4,453	9,428	85,722	102,574	(10,525)	14,978	13,881	(101,060)	114,941
GMXB embedded derivatives (2)	74,929	(146,375)	(29,261)	260,239	25,860	49,069	(71,446)	(6,794)	(64,652)
Funds withheld losses (gains) — investment income	(5,323)	1,040	(194)	(9,806)	(7,185)	1,862	(4,283)	4,856	(9,139)
Funds withheld losses (gains) — policy acq. costs	152	209	47	1,034	1,793	(1,641)	361	(132)	493
EIA embedded derivatives — interest credited	(1,685)	39,239	9,490	37,539	21,011	(22,696)	37,554	(5,740)	43,294
EIA embedded derivatives — policy acq. costs	—	—	6,908	(3,664)	(2,073)	2,073	—	871	(871)
DAC offset, net	1,490	(13,148)	(82,837)	(107,709)	4,158	(2,668)	(11,658)	76,725	(88,383)
Gain on repurchase of collateral finance facility securities	—	—	(9,725)	(50,869)	—	—	—	(4,971)	4,971
Loss on retirement of Preferred Income Equity Redeemable Securities (“PIERS”)	—	—	—	—	—	—	—	4,391	(4,391)

Operating Income Before Income Taxes	$187,724	$165,254	$168,041	$164,540	$180,056	$7,668	$352,978	$343,017	$9,961

After-tax Operating Income Reconciliation:
Net Income	141,111	123,318	138,579	134,602	123,944	17,167	264,429	272,864	(8,435)
Investment and derivative losses (gains) — non-operating (2)	(66,949)	60,304	(4,906)	(144,834)	(26,362)	(40,587)	(6,645)	(26,171)	19,526
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	2,895	6,128	55,719	66,673	(6,841)	9,736	9,023	(65,689)	74,712
GMXB embedded derivatives (2)	48,704	(95,144)	(19,019)	169,155	16,809	31,895	(46,440)	(4,416)	(42,024)
Funds withheld losses (gains) — investment income	(3,460)	676	(126)	(6,374)	(4,671)	1,211	(2,784)	3,156	(5,940)
Funds withheld losses (gains) — policy acq. costs	99	136	31	672	1,165	(1,066)	235	(86)	321
EIA embedded derivatives — interest credited	(1,095)	25,505	6,169	24,400	13,657	(14,752)	24,410	(3,731)	28,141
EIA embedded derivatives — policy acq. costs	—	—	4,490	(2,381)	(1,348)	1,348	—	566	(566)
DAC offset, net	968	(8,546)	(53,844)	(70,011)	2,703	(1,735)	(7,578)	49,871	(57,449)
Gain on repurchase of collateral finance facility securities	—	—	(6,321)	(33,065)	—	—	—	(3,231)	3,231
Loss on retirement of PIERS	—	—	—	—	—	—	—	2,854	(2,854)

Operating Income	$122,273	$112,377	$120,772	$138,837	$119,056	$3,217	$234,650	$225,987	$8,663

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement (1)

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands, except per share data)	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	vs. PY Quarter	June 30, 2012	June 30, 2011	Change
Revenues:
Net premiums	$1,950,661	$1,863,482	$2,034,716	$1,776,165	$1,788,676	$161,985	$3,814,143	$3,524,806	$289,337
Investment income, net of related expenses	323,011	341,980	304,317	258,404	330,251	(7,240)	664,991	713,332	(48,341)
Investment related gains (losses), net	999	671	3,637	2,019	2,571	(1,572)	1,670	4,101	(2,431)
Other revenue	72,957	45,033	46,731	39,263	50,477	22,480	117,990	97,151	20,839

Total revenues	2,347,628	2,251,166	2,389,401	2,075,851	2,171,975	175,653	4,598,794	4,339,390	259,404
Benefits and expenses:
Claims and other policy benefits	1,625,446	1,580,149	1,720,956	1,514,765	1,520,013	105,433	3,205,595	2,989,462	216,133
Interest credited	68,382	48,803	69,394	(2,288)	75,185	(6,803)	117,185	207,999	(90,814)
Policy acquisition costs and other insurance expenses	334,297	320,573	280,765	274,711	270,641	63,656	654,870	543,302	111,568
Other operating expenses	105,541	110,098	122,000	94,029	97,161	8,380	215,639	198,920	16,719
Interest expense	23,360	23,322	25,226	27,025	25,818	(2,458)	46,682	50,387	(3,705)
Collateral finance facility expense	2,878	2,967	3,019	3,069	3,101	(223)	5,845	6,303	(458)

Total benefits and expenses	2,159,904	2,085,912	2,221,360	1,911,311	1,991,919	167,985	4,245,816	3,996,373	249,443
Operating income before income taxes	187,724	165,254	168,041	164,540	180,056	7,668	352,978	343,017	9,961
Operating income tax expense	65,451	52,877	47,269	25,703	61,000	4,451	118,328	117,030	1,298

Operating income	$122,273	$112,377	$120,772	$138,837	$119,056	$3,217	$234,650	$225,987	$8,663

Wgt. Average Common Shares Outstanding (Diluted)	74,054	74,043	73,812	74,254	74,530	(476)	74,048	74,184	(136)
Diluted Earnings Per Share - Operating Income	$1.65	$1.52	$1.64	$1.87	$1.60	$0.05	$3.17	$3.05	$0.12

Foreign currency effect (2):
Net premiums	$(45,800)	$(4,924)	$(5,509)	$53,399	$77,277	$(123,077)	$(50,724)	$119,764	$(170,488)
Operating income before income taxes	$(3,471)	$(387)	$(2,407)	$6,846	$5,713	$(9,184)	$(3,858)	$10,347	$(14,205)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets (1)

(USD thousands)	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011
Assets
Fixed maturity securities, available-for-sale	$17,244,192	$16,794,057	$16,200,950	$15,557,032	$15,153,807
Mortgage loans on real estate	1,157,049	1,040,733	991,731	934,694	908,048
Policy loans	1,250,238	1,260,070	1,260,400	1,228,890	1,229,663
Funds withheld at interest	5,457,888	5,472,532	5,410,424	5,445,886	5,671,844
Short-term investments	49,981	75,425	88,566	81,747	125,618
Investment Receivable	5,406,898	—	—	—	—
Other invested assets	940,605	867,507	1,012,541	1,020,043	799,341

Total investments	31,506,851	25,510,324	24,964,612	24,268,292	23,888,321
Cash and cash equivalents	957,341	873,933	962,870	802,651	710,973
Accrued investment income	182,586	173,629	144,334	190,298	160,436
Premiums receivable and other reinsurance balances	1,104,176	1,131,334	1,059,572	1,060,631	1,045,131
Reinsurance ceded receivables	626,734	597,508	626,194	727,290	781,006
Deferred policy acquisition costs	3,605,008	3,629,424	3,543,925	3,340,394	3,287,126
Other assets	361,627	369,930	332,466	347,035	339,724

Total assets	$38,344,323	$32,286,082	$31,633,973	$30,736,591	$30,212,717

Liabilities and Stockholders’ Equity
Future policy benefits	10,725,096	$10,413,361	$9,903,886	$9,445,222	$9,642,814
Interest-sensitive contract liabilities	13,352,601	8,252,995	8,394,468	8,378,159	8,100,608
Other policy claims and benefits	3,026,467	2,984,681	2,841,373	2,826,297	2,774,031
Other reinsurance balances	249,336	132,389	118,219	136,298	159,340
Deferred income taxes	1,785,614	1,728,765	1,679,834	1,518,990	1,276,153
Other liabilities	890,687	777,678	810,775	776,239	784,291
Short-term debt	—	—	—	199,997	199,993
Long-term debt	1,414,969	1,414,829	1,414,688	1,414,546	1,414,406
Collateral finance facility	651,936	652,029	652,032	681,004	837,789

Total liabilities	32,096,706	26,356,727	25,815,275	25,376,752	25,189,425

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,740,415	1,736,184	1,727,774	1,719,683	1,713,893
Retained earnings	3,033,505	2,906,310	2,818,429	2,695,680	2,575,240
Treasury stock	(326,292)	(325,732)	(346,449)	(352,106)	(310,856)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	237,010	253,875	229,795	189,347	291,189
Unrealized appreciation of securities, net of income taxes	1,591,647	1,388,597	1,419,318	1,119,724	767,023
Pension and postretirement benefits, net of income taxes	(29,459)	(30,670)	(30,960)	(13,280)	(13,988)

Total stockholders’ equity	6,247,617	5,929,355	5,818,698	5,359,839	5,023,292

Total liabilities and stockholders’ equity	$38,344,323	$32,286,082	$31,633,973	$30,736,591	$30,212,717

Total stockholders’ equity, excluding AOCI	$4,448,419	$4,317,553	$4,200,545	$4,064,048	$3,979,068

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	vs. PY Quarter	June 30, 2012	June 30, 2011	Change
Revenues:
Net premiums	$1,082,400	$1,021,507	$1,099,409	$971,190	$973,837	$108,563	$2,103,907	$1,908,890	$195,017
Investment income, net of related expenses	133,652	132,417	125,528	123,686	125,688	7,964	266,069	246,436	19,633
Other revenue	401	1,003	1,571	599	738	(337)	1,404	1,231	173

Total revenues	1,216,453	1,154,927	1,226,508	1,095,475	1,100,263	116,190	2,371,380	2,156,557	214,823

Benefits and expenses:
Claims and other policy benefits	934,807	907,461	952,609	844,090	839,173	95,634	1,842,268	1,661,580	180,688
Interest credited	14,555	15,054	15,174	15,166	14,967	(412)	29,609	29,551	58
Policy acquisition costs and other insurance expenses	150,958	145,485	152,246	135,747	135,602	15,356	296,443	267,518	28,925
Other operating expenses	20,586	24,001	23,971	20,299	19,486	1,100	44,587	40,836	3,751

Total benefits and expenses	1,120,906	1,092,001	1,144,000	1,015,302	1,009,228	111,678	2,212,907	1,999,485	213,422

Operating income before income taxes	95,547	62,926	82,508	80,173	91,035	4,512	158,473	157,072	1,401

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	95,547	62,926	82,508	80,173	91,035	4,512	158,473	157,072	1,401
Investment and derivative (losses) gains - non-operating	789	(13,084)	30,075	5,056	205	584	(12,295)	9,080	(21,375)

Income before income taxes	$96,336	$49,842	$112,583	$85,229	$91,240	$5,096	$146,178	$166,152	$(19,974)

Loss and Expense Ratios:
Claims and other policy benefits	86.4%	88.8%	86.6%	86.9%	86.2%	0.2%	87.6%	87.0%	0.6%
Policy acquisition costs and other insurance expenses	13.9%	14.2%	13.8%	14.0%	13.9%	0.0%	14.1%	14.0%	0.1%
Other operating expenses	1.9%	2.3%	2.2%	2.1%	2.0%	-0.1%	2.1%	2.1%	0.0%

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands except account values)	2012	2012	2011	2011	2011	Quarter	2012	2011	Change
Revenues:
Net premiums	$3,355	$3,596	$3,619	$2,786	$3,459	$(104)	$6,951	$6,784	$167
Investment income, net of related expenses	90,527	111,501	79,604	20,361	98,080	(7,553)	202,028	257,613	(55,585)
Investment related gains (losses), net	(18)	(30)	(82)	(14)	(20)	2	(48)	(36)	(12)
Other revenue	29,254	19,893	20,154	19,827	23,536	5,718	49,147	47,537	1,610

Total revenues	123,118	134,960	103,295	42,960	125,055	(1,937)	258,078	311,898	(53,820)
Benefits and expenses:
Claims and other policy benefits	5,102	1,902	2,766	4,431	4,264	838	7,004	7,080	(76)
Interest credited	53,611	33,511	53,965	(17,733)	59,603	(5,992)	87,122	177,833	(90,711)
Policy acquisition costs and other insurance expenses	44,955	72,004	16,858	52,854	39,047	5,908	116,959	81,762	35,197
Other operating expenses	2,807	3,062	2,434	1,886	1,743	1,064	5,869	3,897	1,972

Total benefits and expenses	106,475	110,479	76,023	41,438	104,657	1,818	216,954	270,572	(53,618)
Operating income (loss) before income taxes	16,643	24,481	27,272	1,522	20,398	(3,755)	41,124	41,326	(202)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	16,643	24,481	27,272	1,522	20,398	(3,755)	41,124	41,326	(202)
Investment and derivative gains (losses) - non-operating (2)	92,008	(96,355)	(23,077)	219,530	28,681	63,327	(4,347)	9,977	(14,324)
Change in value of modified coinsurance and funds withheld embedded derivatives (2)	(4,593)	(9,387)	(86,759)	(103,949)	10,525	(15,118)	(13,980)	101,060	(115,040)
GMXB embedded derivatives (2)	(74,929)	146,375	29,261	(260,239)	(25,860)	(49,069)	71,446	6,794	64,652
Funds withheld gains (losses) - investment income	5,430	(2,224)	194	9,806	7,185	(1,755)	3,206	(4,856)	8,062
Funds withheld gains (losses) - policy acq. costs	(152)	(209)	(47)	(1,034)	(1,793)	1,641	(361)	132	(493)
EIA embedded derivatives - interest credited	1,685	(39,239)	(9,490)	(37,539)	(21,011)	22,696	(37,554)	5,740	(43,294)
EIA embedded derivatives - policy acq. costs	—	—	(6,908)	3,664	2,073	(2,073)	—	(871)	871
DAC offset, net	(1,490)	13,148	82,837	107,709	(4,158)	2,668	11,658	(76,725)	88,383

Income (loss) before income taxes	$34,602	$36,590	$13,283	$(60,530)	$16,040	$18,562	$71,192	$82,577	$(11,385)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(USD millions)	2012	2012	2011	2011	2011
Annuity account values:

Fixed annuities (deferred)	$5,942	$897	$879	$856	$835

Net interest spread (fixed annuities):	1.8%	2.4%	2.8%	2.7%	2.2%

Equity-indexed annuities	$4,867	$4,895	$4,881	$4,327	$4,324

Variable annuities:
No riders	$944	$1,040	$986	$979	$1,114
GMDB only	79	82	85	76	89
GMIB only	6	6	6	5	6
GMAB only	54	57	55	54	63
GMWB only	1,620	1,704	1,538	1,524	1,751
GMDB / WB	451	460	498	428	493
Other	30	32	31	30	35

Total VA account values	$3,184	$3,381	$3,199	$3,096	$3,551

Fair value of liabilities associated with living benefit riders	$205	$130	$277	$306	$46

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$200	$198	$198	$199	$199

Bank-owned life insurance (BOLI)	$515	$512	$508	$505	$502

Other asset-intensive business	$77	$78	$78	$79	$85

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2012	2012	2011	2011	2011	Quarter	2012	2011	Change
Revenues:
Investment income, net of related expenses	$179	$164	$131	$168	$62	$117	$343	$(135)	$478
Other revenue	11,734	8,910	9,558	8,619	9,194	2,540	20,644	18,196	2,448

Total revenues	11,913	9,074	9,689	8,787	9,256	2,657	20,987	18,061	2,926

Benefits and expenses:
Policy acquisition costs and other insurance expenses	704	770	743	798	797	(93)	1,474	1,650	(176)
Other operating expenses	1,593	1,852	2,025	1,584	1,469	124	3,445	3,266	179

Total benefits and expenses	2,297	2,622	2,768	2,382	2,266	31	4,919	4,916	3

Operating income before income taxes	9,616	6,452	6,921	6,405	6,990	2,626	16,068	13,145	2,923

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	9,616	6,452	6,921	6,405	6,990	2,626	16,068	13,145	2,923
Investment and derivative gains (losses) — non-operating	32	(139)	(87)	(13)	7	25	(107)	(28)	(79)

Income before income taxes	$9,648	$6,313	$6,834	$6,392	$6,997	$2,651	$15,961	$13,117	$2,844

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr	Year-to-Date
(USD thousands)	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	vs. PY Quarter	June 30, 2012	June 30, 2011	Change
Revenues:
Net premiums	$221,167	$218,210	$224,763	$185,790	$209,717	$11,450	$439,377	$424,745	$14,632
Investment income, net of related expenses	46,349	47,716	42,604	53,698	46,083	266	94,065	92,002	2,063
Investment related gains (losses), net	995	1,323	1,579	1,267	1,183	(188)	2,318	2,352	(34)
Other revenue	3,205	(30)	(9)	440	4,980	(1,775)	3,175	5,002	(1,827)

Total revenues	271,716	267,219	268,937	241,195	261,963	9,753	538,935	524,101	14,834

Benefits and expenses:
Claims and other policy benefits	184,857	160,625	165,456	162,734	165,860	18,997	345,482	344,915	567
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	47,476	50,285	52,140	34,350	45,356	2,120	97,761	94,222	3,539
Other operating expenses	8,876	9,650	10,645	9,129	8,793	83	18,526	17,487	1,039

Total benefits and expenses	241,209	220,560	228,241	206,213	220,009	21,200	461,769	456,624	5,145

Operating income before income taxes	30,507	46,659	40,696	34,982	41,954	(11,447)	77,166	67,477	9,689

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	30,507	46,659	40,696	34,982	41,954	(11,447)	77,166	67,477	9,689
Investment and derivative gains (losses) — non-operating	4,630	7,220	6,545	8,729	2,135	2,495	11,850	6,524	5,326
Funds withheld gains (losses) — investment income	(107)	1,184	—	—	—	(107)	1,077	—	1,077

Income before income taxes	$35,030	$55,063	$47,241	$43,711	$44,089	$(9,059)	$90,093	$74,001	$16,092

Loss and Expense Ratios:
Loss ratios (creditor business)	38.0%	34.1%	36.3%	38.4%	39.7%	-1.7%	36.1%	38.6%	-2.5%
Loss ratios (excluding creditor business)	95.5%	83.8%	85.5%	96.9%	88.8%	6.7%	89.7%	93.2%	-3.5%
Claims and other policy benefits / (net premiums + investment income)	69.1%	60.4%	61.9%	68.0%	64.8%	4.3%	64.8%	66.7%	-1.9%
Policy acquisition costs and other insurance expenses (creditor business)	58.5%	57.1%	59.2%	52.8%	57.3%	1.2%	57.8%	56.2%	1.6%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.8%	14.2%	10.9%	10.9%	12.2%	-0.4%	13.0%	11.8%	1.2%
Other operating expenses	4.0%	4.4%	4.7%	4.9%	4.2%	-0.2%	4.2%	4.1%	0.1%

Foreign currency effect (2):
Net premiums	$(9,838)	$(3,328)	$(2,669)	$10,269	$12,409	$(22,247)	$(13,166)	$23,657	$(36,823)
Operating income before income taxes	$(2,905)	$(554)	$(641)	$2,571	$3,021	$(5,926)	$(3,459)	$3,474	$(6,933)

Creditor reinsurance net premiums	$45,883	$44,810	$54,227	$29,895	$41,613	$4,270	$90,693	$93,197	$(2,504)

Note:	The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2012	2012	2011	2011	2011	Quarter	2012	2011	Change
Revenues:
Net premiums	$310,075	$292,771	$356,284	$286,054	$283,019	$27,056	$602,846	$552,139	$50,707
Investment income, net of related expenses	11,248	11,331	11,709	11,242	10,865	383	22,579	21,400	1,179
Other revenue	1,464	2,253	1,035	1,196	1,745	(281)	3,717	2,800	917

Total revenues	322,787	306,355	369,028	298,492	295,629	27,158	629,142	576,339	52,803

Benefits and expenses:
Claims and other policy benefits	263,992	261,484	293,126	248,890	242,973	21,019	525,476	459,905	65,571
Policy acquisition costs and other insurance expenses	13,550	15,052	13,329	15,004	14,360	(810)	28,602	30,884	(2,282)
Other operating expenses	26,810	25,195	29,511	24,569	26,527	283	52,005	51,539	466

Total benefits and expenses	304,352	301,731	335,966	288,463	283,860	20,492	606,083	542,328	63,755

Operating income before income taxes	18,435	4,624	33,062	10,029	11,769	6,666	23,059	34,011	(10,952)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	18,435	4,624	33,062	10,029	11,769	6,666	23,059	34,011	(10,952)
Investment and derivative gains (losses) — non-operating	1,156	1,982	2,951	2,000	756	400	3,138	1,049	2,089

Income before income taxes	$19,591	$6,606	$36,013	$12,029	$12,525	$7,066	$26,197	$35,060	$(8,863)

Loss and Expense Ratios:
Claims and other policy benefits	85.1%	89.3%	82.3%	87.0%	85.9%	-0.8%	87.2%	83.3%	3.9%
Policy acquisition costs and other insurance expenses	4.4%	5.1%	3.7%	5.2%	5.1%	-0.7%	4.7%	5.6%	-0.9%
Other operating expenses	8.6%	8.6%	8.3%	8.6%	9.4%	-0.8%	8.6%	9.3%	-0.7%

Foreign currency effect (2):
Net premiums	$(22,973)	$(11,362)	$(9,136)	$9,234	$24,686	$(47,659)	$(34,335)	$31,152	$(65,487)
Operating income before income taxes	$(1,013)	$(1,417)	$(1,605)	$669	$1,712	$(2,725)	$(2,430)	$1,945	$(4,375)

Critical illness net premiums	$62,001	$61,548	$61,564	$59,679	$63,320	$(1,319)	$123,549	$123,581	$(32)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
(USD thousands)	2012	2012	2011	2011	2011	Quarter	2012	2011	Change
Revenues:
Net premiums	$331,945	$325,350	$348,358	$328,259	$316,356	$15,589	$657,295	$627,873	$29,422
Investment income, net of related expenses	20,711	22,578	21,666	21,472	21,756	(1,045)	43,289	41,699	1,590
Investment related gains (losses), net	(164)	(809)	1,237	1,452	1,377	(1,541)	(973)	1,269	(2,242)
Other revenue	24,109	7,408	9,741	8,557	7,283	16,826	31,517	15,775	15,742

Total revenues	376,601	354,527	381,002	359,740	346,772	29,829	731,128	686,616	44,512

Benefits and expenses:
Claims and other policy benefits	236,733	248,620	306,802	254,739	267,362	(30,629)	485,353	515,292	(29,939)
Interest Credited	216	238	254	280	615	(399)	454	615	(161)
Policy acquisition costs and other insurance expenses	89,996	50,847	58,713	49,854	48,082	41,914	140,843	92,563	48,280
Other operating expenses	26,929	27,913	30,254	27,598	26,089	840	54,842	51,216	3,626

Total benefits and expenses	353,874	327,618	396,023	332,471	342,148	11,726	681,492	659,686	21,806

Operating income (loss) before income taxes	22,727	26,909	(15,021)	27,269	4,624	18,103	49,636	26,930	22,706

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	22,727	26,909	(15,021)	27,269	4,624	18,103	49,636	26,930	22,706
Investment and derivative gains (losses) - non-operating	1,132	5,158	5,309	(1,625)	(298)	1,430	6,290	(628)	6,918

Income (loss) before income taxes	$23,859	$32,067	$(9,712)	$25,644	$4,326	$19,533	$55,926	$26,302	$29,624

Loss and Expense Ratios:
Claims and other policy benefits	71.3%	76.4%	88.1%	77.6%	84.5%	-13.2%	73.8%	82.1%	-8.3%
Policy acquisition costs and other insurance expenses	27.1%	15.6%	16.9%	15.2%	15.2%	11.9%	21.4%	14.7%	6.7%
Other operating expenses	8.1%	8.6%	8.7%	8.4%	8.2%	-0.1%	8.3%	8.2%	0.1%

Foreign currency effect (2):
Net premiums	$(12,998)	$9,756	$6,296	$33,908	$40,222	$(53,220)	$(3,242)	$65,047	$(68,289)
Operating income before income taxes	$(614)	$1,529	$325	$3,379	$557	$(1,171)	$915	$2,112	$(1,197)

Critical illness net premiums	$46,700	$40,333	$40,566	$30,135	$41,003	$5,697	$87,033	$86,625	$408

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
(USD thousands)	2012	2012	2011	2011	2011		2012	2011	Change
Revenues:
Net premiums	$1,719	$2,048	$2,283	$2,086	$2,288	$(569)	$3,767	$4,375	$(608)
Investment income, net of related expenses	20,345	16,273	23,075	27,777	27,717	(7,372)	36,618	54,317	(17,699)
Investment related gains (losses), net	186	187	903	(686)	31	155	373	516	(143)
Other revenue	2,790	5,596	4,681	25	3,001	(211)	8,386	6,610	1,776

Total revenues	25,040	24,104	30,942	29,202	33,037	(7,997)	49,144	65,818	(16,674)

Benefits and expenses:
Claims and other policy benefits	(45)	57	197	(119)	381	(426)	12	690	(678)
Interest credited	—	—	1	(1)	—	—	—	—	—
Policy acquisition costs and other insurance expenses	(13,342)	(13,870)	(13,264)	(13,896)	(12,603)	(739)	(27,212)	(25,297)	(1,915)
Other operating expenses	17,940	18,425	23,160	8,964	13,054	4,886	36,365	30,679	5,686
Interest expense	23,360	23,322	25,226	27,025	25,818	(2,458)	46,682	50,387	(3,705)
Collateral finance facility expense	2,878	2,967	3,019	3,069	3,101	(223)	5,845	6,303	(458)

Total benefits and expenses	30,791	30,901	38,339	25,042	29,751	1,040	61,692	62,762	(1,070)

Operating income (loss) before income taxes	(5,751)	(6,797)	(7,397)	4,160	3,286	(9,037)	(12,548)	3,056	(15,604)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(5,751)	(6,797)	(7,397)	4,160	3,286	(9,037)	(12,548)	3,056	(15,604)
Investment and derivative gains (losses) - non-operating	2,577	1,079	(15,319)	(11,108)	8,666	(6,089)	3,656	13,079	(9,423)
Gain on repurchase of collateral finance facility securities	—	—	9,725	50,869	—	—	—	4,971	(4,971)
Loss on retirement of PIERS	—	—	—	—	—	—	—	(4,391)	4,391

Income (loss) before income taxes	$(3,174)	$(5,718)	$(12,991)	$43,921	$11,952	$(15,126)	$(8,892)	$16,715	$(25,607)

Foreign currency effect (2):
Net premiums	$9	$10	$—	$(12)	$(40)	$49	$19	$(92)	$111
Operating income before income taxes	$1,061	$55	$(486)	$227	$423	$638	$1,116	$2,816	$(1,700)

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.
(2)	Compared to comparable prior year period

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011		June 30, 2012	June 30, 2011	Change
U.S. Traditional	$95,547	$62,926	$82,508	$80,173	$91,035	$4,512	$158,473	$157,072	$1,401
U.S. Asset Intensive	16,643	24,481	27,272	1,522	20,398	(3,755)	41,124	41,326	(202)
U.S. Financial Reinsurance	9,616	6,452	6,921	6,405	6,990	2,626	16,068	13,145	2,923

Total U.S. Segment	121,806	93,859	116,701	88,100	118,423	3,383	215,665	211,543	4,122
Canadian Segment	30,507	46,659	40,696	34,982	41,954	(11,447)	77,166	67,477	9,689
Europe & South Africa Segment	18,435	4,624	33,062	10,029	11,769	6,666	23,059	34,011	(10,952)
Asia Pacific Segment	22,727	26,909	(15,021)	27,269	4,624	18,103	49,636	26,930	22,706
Corporate and Other	(5,751)	(6,797)	(7,397)	4,160	3,286	(9,037)	(12,548)	3,056	(15,604)

Consolidated	$187,724	$165,254	$168,041	$164,540	$180,056	$7,668	$352,978	$343,017	$9,961

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective adoption of ASU 2010-26 in the first quarter of 2012.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets

	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011
Fixed maturity securities, available-for-sale	$17,244,192	$16,794,057	$16,200,950	$15,557,032	$15,153,807
Mortgage loans on real estate	1,157,049	1,040,733	991,731	934,694	908,048
Policy loans	1,250,238	1,260,070	1,260,400	1,228,890	1,229,663
Funds withheld at interest	5,457,888	5,472,532	5,410,424	5,445,886	5,671,844
Short-term investments	49,981	75,425	88,566	81,747	125,618
Investment Receivable	5,406,898	—	—	—	—
Other invested assets	940,605	867,507	1,012,541	1,020,043	799,341
Cash and cash equivalents	957,341	873,933	962,870	802,651	710,973

Total cash and invested assets	$32,464,192	$26,384,257	$25,927,482	$25,070,943	$24,599,294

Investment Income and Yield Summary

(Excludes Funds Withheld and Investment Receivable associated with a large fixed annuity annuity transaction executed during 2Q12)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30, 2012	March 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011		June 30, 2012	June 30, 2011	Change
Average invested assets at amortized cost	$18,584,971	$18,347,561	$17,765,960	$17,683,301	$17,446,168	$1,138,803	18,351,827	$16,992,394	$1,359,433
Net investment income	$230,383	$227,370	$226,077	$229,373	$228,728	$1,655	$457,753	$448,636	$9,117

Annualized investment yield (ratio of net investment income to average invested assets)	5.05%	5.05%	5.19%	5.29%	5.35%	-0.30%	5.05%	5.35%	-0.30%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

	June 30, 2012
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	7,675,473	792,051	65,615	$8,401,909	48.7%	$—
Canadian and Canadian provincial governments	2,579,161	1,350,301	88	3,929,374	22.8%	—
Residential mortgage-backed securities	1,007,793	78,727	7,958	1,078,562	6.3%	(520)
Asset-backed securities	469,616	12,746	41,311	441,051	2.6%	(3,521)
Commercial mortgage-backed securities	1,308,668	107,284	67,905	1,348,047	7.8%	(6,119)
U.S. government and agencies	218,164	31,761	11	249,914	1.4%	—
State and political subdivisions	204,108	34,066	8,398	229,776	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,494,182	73,916	2,539	1,565,559	9.1%	—

Total fixed maturity securities	$14,957,165	$2,480,852	$193,825	$17,244,192	100.0%	$(10,160)

Non-redeemable preferred stock	73,265	5,170	2,465	75,970	95.9%
Other equity securities	2,235	1,001	9	3,227	4.1%

Total equity securities	$75,500	$6,171	$2,474	$79,197	100.0%

	December 31, 2011
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$6,931,958	$654,519	$125,371	$7,461,106	46.0%	$—
Canadian and Canadian provincial governments	2,507,802	1,362,160	29	3,869,933	23.9%	—
Residential mortgage-backed securities	1,167,265	76,393	16,424	1,227,234	7.6%	(1,042)
Asset-backed securities	443,974	11,692	53,675	401,991	2.5%	(5,256)
Commercial mortgage-backed securities	1,233,958	87,750	79,489	1,242,219	7.7%	(12,225)
U.S. government and agencies	341,087	32,976	61	374,002	2.3%	—
State and political subdivisions	184,308	24,419	3,341	205,386	1.3%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,372,528	50,127	3,576	1,419,079	8.7%	—

Total fixed maturity securities	$14,182,880	$2,300,036	$281,966	$16,200,950	100.0%	$(18,523)

Non-redeemable preferred stock	82,488	4,677	8,982	78,183	68.6%
Other equity securities	35,352	1,903	1,538	35,717	31.4%

Total equity securities	$117,840	$6,580	$10,520	$113,900	100.0%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	June 30, 2012				December 31, 2011
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings
Financial Institutions
Banking	$1,526,715	$1,582,592	18.7%	A	$1,477,638	$1,454,124	19.2%	A
Brokerage	82,216	89,779	1.1%	A	59,288	63,101	0.8%	A
Finance Comp.	156,176	164,071	1.9%	A	158,271	161,992	2.1%	A
Insurance	475,248	514,206	6.1%	A-	391,092	413,339	5.5%	A-
REITs	335,479	362,035	4.3%	BBB+	300,401	316,192	4.2%	BBB+
Other Finance	116,344	126,134	1.5%	BBB+	130,984	135,812	1.8%	A-

Total Financial Institutions	2,692,178	2,838,817	33.6%		2,517,674	2,544,560	33.6%
Industrials
Basic	419,307	461,046	5.4%	BBB	367,323	402,225	5.3%	BBB+
Capital Goods	402,121	445,909	5.2%	BBB+	360,309	396,150	5.2%	BBB+
Communications	771,551	856,653	10.1%	BBB+	674,182	745,064	9.8%	BBB+
Consumer Cyclical	512,466	561,217	6.6%	BBB+	407,873	438,034	5.8%	BBB+
Consumer Noncyclical	730,100	832,355	9.8%	A-	691,245	784,819	10.4%	A-
Energy	417,304	466,154	5.5%	BBB+	405,317	454,727	6.0%	BBB+
Technology	278,112	304,137	3.6%	BBB+	245,954	269,301	3.6%	BBB+
Transportation	235,493	256,641	3.0%	BBB+	219,605	234,822	3.1%	BBB+
Other Industrial	69,934	76,507	0.9%	BBB+	41,266	46,053	0.6%	BBB

Total Industrials	3,836,388	4,260,619	50.1%		3,413,074	3,771,195	49.8%
Utilities
Electric	698,874	789,593	9.3%	BBB+	673,725	756,033	10.0%	BBB+
Natural Gas	458,277	516,616	6.1%	BBB+	398,648	447,617	5.9%	BBB
Other Utility	56,548	66,330	0.8%	A-	43,377	51,921	0.7%	A-

Total Utilities	1,213,699	1,372,539	16.2%		1,115,750	1,255,571	16.6%
Other Sectors	8,708	9,131	0.1%	AA-	3,300	3,680	0.0%	AA-

Total	$7,750,973	$8,481,106	100.0%	BBB+	$7,049,798	$7,575,006	100.0%	BBB+

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		June 30, 2012			March 31, 2012			December 31, 2011			September 30, 2011			June 30, 2011
NAIC Designation	Rating Agency Designation	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$1,979,353	$2,092,043	12.1%	$2,090,606	$2,196,118	13.1%	$2,205,406	$2,304,991	14.2%	$2,375,876	$2,459,503	15.8%	$3,261,242	$3,360,370	22.2%
1	AA	4,578,944	5,708,472	33.1%	4,727,343	5,764,579	34.3%	4,675,653	5,815,846	35.9%	4,351,791	5,254,456	33.8%	3,593,909	4,103,688	27.0%
1	A	3,919,020	4,705,816	27.3%	3,646,110	4,263,802	25.4%	3,206,553	3,822,796	23.6%	3,231,583	3,736,883	24.0%	3,250,321	3,587,885	23.7%
2	BBB	3,667,640	3,974,486	23.1%	3,539,967	3,814,367	22.7%	3,283,937	3,522,411	21.8%	3,187,296	3,402,993	21.9%	3,129,518	3,330,600	22.0%
3	BB	421,128	428,875	2.5%	428,543	430,002	2.6%	446,610	436,001	2.7%	444,042	423,559	2.7%	464,363	466,393	3.1%
4	B	269,970	248,850	1.4%	240,603	220,924	1.3%	244,645	210,222	1.3%	229,658	196,617	1.3%	248,242	229,591	1.5%
5	CCC and lower	89,665	64,812	0.4%	106,637	80,660	0.5%	95,128	71,410	0.4%	78,310	60,014	0.4%	65,181	49,540	0.3%
6	In or near default	31,445	20,838	0.1%	35,050	23,605	0.1%	24,948	17,273	0.1%	28,343	23,007	0.1%	28,571	25,740	0.2%

	Total	$14,957,165	$17,244,192	100.0%	$14,814,859	$16,794,057	100.0%	$14,182,880	$16,200,950	100.0%	$13,926,899	$15,557,032	100.0%	$14,041,347	$15,153,807	100.0%

Structured Fixed Maturity Securities

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$511,985	$571,821	$523,206	$576,045	$561,156	$619,010	$596,072	$660,833	$637,806	$674,599
Non-agency	495,808	506,741	551,867	562,183	606,109	608,224	642,791	646,941	682,952	691,185

Total residential mortgage-backed securities	1,007,793	1,078,562	1,075,073	1,138,228	1,167,265	1,227,234	1,238,863	1,307,774	1,320,758	1,365,784
Commercial mortgage-backed securities	1,308,668	1,348,047	1,302,734	1,342,421	1,233,958	1,242,219	1,330,302	1,326,994	1,333,832	1,359,105
Asset-backed securities	469,616	441,051	448,688	414,527	443,974	401,991	412,468	372,957	415,637	376,920

Total	$2,786,077	$2,867,660	$2,826,495	$2,895,176	$2,845,197	$2,871,444	$2,981,633	$3,007,725	$3,070,227	$3,101,809

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	June 30, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$70,446	$76,457	$153,178	$162,467	$84,719	$83,838
2006	240,958	264,432	61,474	67,147	63,307	66,402
2007	166,347	181,013	13,093	15,362	105,024	114,127
2008	8,757	8,750	43,657	56,075	23,613	27,928
2009	1,636	1,721	17,268	19,393	3,436	5,192
2010	27,960	29,298	46,949	52,726	13,248	14,154
2011	21,139	21,244	16,050	18,173	7,475	7,938
2012	5,132	5,179	17,298	17,466	1,499	1,501

Total	$542,375	$588,094	$368,967	$408,809	$302,321	$321,080

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$56,847	$55,405	$28,855	$21,646	$394,045	$399,813
2006	44,298	39,512	47,361	41,039	457,398	478,532
2007	103,035	112,915	114,312	81,467	501,811	504,884
2008	—	—	22,011	15,389	98,038	108,142
2009	3,767	4,759	—	—	26,107	31,065
2010	—	—	—	—	88,157	96,178
2011	—	—	—	—	44,664	47,355
2012	—	—	7,117	7,286	31,046	31,432

Total	$207,947	$212,591	$219,656	$166,827	$1,641,266	$1,697,401

NOTE: Totals include directly held investments with amortized cost of $1,308.7 million and fair value of $1,348.0 million as well as investments in funds withheld with amortized cost of $332.6 million and fair value of $349.4 million.

	December 31, 2011
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$92,275	$98,213	$130,890	$143,609	$32,504	$31,187
2006	260,765	277,959	52,883	59,727	52,805	55,074
2007	201,228	214,510	23,565	18,700	116,898	122,945
2008	8,975	9,053	48,818	59,536	17,012	19,237
2009	1,664	1,709	12,367	13,684	7,060	9,515
2010	27,946	28,872	49,323	53,480	19,434	20,727
2011	20,047	20,002	11,146	12,079	7,563	7,594

Total	$612,900	$650,318	$328,992	$360,815	$253,276	$266,279

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2005 & Prior	$24,750	$24,295	$52,475	$40,753	$332,894	$338,057
2006	27,995	26,563	53,205	43,559	447,653	462,882
2007	102,604	108,047	113,946	77,718	558,241	541,920
2008	—	—	24,916	17,554	99,721	105,380
2009	—	—	—	—	21,091	24,908
2010	—	—	—	—	96,703	103,079
2011	—	—	—	—	38,756	39,675

Total	$155,349	$158,905	$244,542	$179,584	$1,595,059	$1,615,901

NOTE: Totals include directly held investments with amortized cost of $1,234.0 million and fair value of $1,242.2 million as well as investments in funds withheld with amortized cost of $361.1 million and fair value of $373.7 million.

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$75,539	38.5%	$88,526	41.3%	$126,250	43.1%	$139,671	46.1%	$120,770	51.7%

20% or more for less than six months	5,924	3.0%	9,803	4.6%	46,386	15.9%	49,034	16.2%	7,742	3.3%

20% or more for six months or greater	112,362	57.2%	111,830	52.2%	109,330	37.4%	105,170	34.7%	102,017	43.6%

Total	$193,825	98.7%	$210,159	98.1%	$281,966	96.4%	$293,875	97.0%	$230,529	98.6%

Equity Securities

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$1,659	0.9%	$3,511	1.6%	$4,905	1.7%	$4,774	1.6%	$3,019	1.3%

20% or more for less than six months	815	0.4%	183	0.1%	5,117	1.7%	4,142	1.4%	223	0.1%

20% or more for six months or greater	—	0.0%	499	0.2%	498	0.2%	49	0.0%	48	0.0%

Total	$2,474	1.3%	$4,193	1.9%	$10,520	3.6%	$8,965	3.0%	$3,290	1.4%

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of June 30, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$397,287	$12,765	$299,074	$41,570	$696,361	$54,335
Canadian and Canadian provincial governments	10,573	88	—	—	10,573	88
Residential mortgage-backed securities	36,106	425	54,545	6,573	90,651	6,998
Asset-backed securities	59,722	938	101,011	24,734	160,733	25,672
Commercial mortgage-backed securities	129,450	2,590	73,130	12,757	202,580	15,347
U.S. government and agencies	4,004	11	—	—	4,004	11
State and political subdivisions	24,191	2,532	18,688	5,866	42,879	8,398
Other foreign government, supranational, and foreign government-sponsored enterprises	79,976	465	33,620	1,449	113,596	1,914

Investment grade securities	$741,309	$19,814	$580,068	$92,949	$1,321,377	$112,763

Non-investment grade securities:
Corporate securities	135,253	4,001	49,063	7,279	184,316	11,280
Residential mortgage-backed securities	2,025	178	9,858	782	11,883	960
Asset-backed securities	7	18	19,374	15,621	19,381	15,639
Commercial mortgage-backed securities	12,483	1,218	73,062	51,340	85,545	52,558
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	11,779	625	—	—	11,779	625

Non-investment grade securities	$161,547	$6,040	$151,357	$75,022	$312,904	$81,062

Total fixed maturity securities	$902,856	$25,854	$731,425	$167,971	$1,634,281	$193,825

Non-redeemable preferred stock	1,743	245	17,280	2,220	19,023	2,465
Other equity securities	—	—	309	9	309	9

Total Equity securities	$1,743	$245	$17,589	$2,229	$19,332	$2,474

	As of December 31, 2011
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$790,758	$40,180	$286,244	$63,117	$1,077,002	$103,297
Canadian and Canadian provincial governments	3,094	29	—	—	3,094	29
Residential mortgage-backed securities	128,622	3,549	58,388	10,382	187,010	13,931
Asset-backed securities	101,263	3,592	93,910	29,036	195,173	32,628
Commercial mortgage-backed securities	109,455	3,538	58,979	22,001	168,434	25,539
U.S. government and agencies	1,764	61	—	—	1,764	61
State and political subdivisions	21,045	1,845	12,273	1,268	33,318	3,113
Other foreign government, supranational, and foreign government-sponsored enterprises	148,416	1,085	16,588	2,491	165,004	3,576

Investment grade securities	1,304,417	53,879	526,382	128,295	1,830,799	182,174

Non-investment grade securities:
Corporate securities	212,795	10,852	47,310	11,222	260,105	22,074
Residential mortgage-backed securities	23,199	712	10,459	1,781	33,658	2,493
Asset-backed securities	2,363	940	21,275	20,107	23,638	21,047
Commercial mortgage-backed securities	34,918	7,220	62,357	46,730	97,275	53,950
State and political subdivisions	4,000	228	—	—	4,000	228

Non-investment grade securities	277,275	19,952	141,401	79,840	418,676	99,792

Total fixed maturity securities	$1,581,692	$73,831	$667,783	$208,135	$2,249,475	$281,966

Non-redeemable preferred stock	19,516	4,478	15,694	4,504	35,210	8,982
Other equity securities	1,662	602	5,905	936	7,567	1,538

Total Equity securities	$21,178	$5,080	$21,599	$5,440	$42,777	$10,520

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2012	2012	2011	2011	2011	Quarter	2012	2011	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(1,959)	$(7,607)	$(11,824)	$(11,911)	$(5,582)	$3,623	$(9,566)	$(7,138)	$(2,428)
Portion of loss recognized in accumulated other comprehensive income (before taxes)	162	(7,221)	543	3,089	292	(130)	(7,059)	292	(7,351)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(1,797)	(14,828)	(11,281)	(8,822)	(5,290)	3,493	(16,625)	(6,846)	(9,779)
Impairment losses on equity securities	(2,186)	(839)	(436)	—	(3,680)	1,494	(3,025)	(3,680)	655
Gain on investment activity	26,593	22,312	39,622	34,840	28,207	(1,614)	48,905	57,584	(8,679)
Loss on investment activity	(8,918)	(7,504)	(6,247)	(7,182)	(6,653)	(2,265)	(16,422)	(13,567)	(2,855)

Net gain/(loss) on fixed maturity and equity securities	13,692	(859)	21,658	18,836	12,584	1,108	12,833	33,491	(20,658)

Other impairment losses and change in mortgage loan provision	1,762	(5,843)	(5,258)	(2,370)	(3,186)	4,948	(4,081)	(2,610)	(1,471)
Other non-derivative gain/(loss), net	5,628	6,641	7,318	5,698	4,645	983	12,269	9,341	2,928

Free-standing Derivatives:
Credit Default Swaps	(4,794)	11,813	8,075	(10,018)	988	(5,782)	7,019	1,880	5,139
Interest Rate Swaps—non-hedged	73,342	(47,352)	20,818	142,907	25,343	47,999	25,990	14,613	11,377
Interest Rate Swaps—hedged	29	(26)	28	258	205	(176)	3	331	(328)
Futures	11,073	(17,408)	(22,866)	36,217	(2,873)	13,946	(6,335)	(14,296)	7,961
CPI Swaps	(1,431)	(802)	726	(219)	503	(1,934)	(2,233)	1,314	(3,547)
Equity options	3,367	(37,983)	(22,063)	30,530	3,919	(552)	(34,616)	(649)	(33,967)
Currency Forwards	515	(1,608)	561	1,374	595	(80)	(1,093)	(260)	(833)

Total free-standing derivatives	82,101	(93,366)	(14,721)	201,049	28,680	53,421	(11,265)	2,933	(14,198)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(4,453)	(9,428)	(85,722)	(102,574)	10,525	(14,978)	(13,881)	101,060	(114,941)
GMXB	(74,929)	146,375	29,261	(260,239)	(25,860)	(49,069)	71,446	6,793	64,653

Total embedded derivatives	(79,382)	136,947	(56,461)	(362,813)	(15,335)	(64,047)	57,565	107,853	(50,288)

Net gain/(loss) on total derivatives	2,719	43,581	(71,182)	(161,764)	13,345	(10,626)	46,300	110,786	(64,486)

Total investment related gains / (losses), net	$23,801	$43,520	$(47,464)	$(139,600)	$27,388	$(3,587)	$67,321	$151,008	$(83,687)

Page 22